Exhibit 99.3

Empire Water Corporation
(A Development Stage Company)
Pro-Forma Balance Sheet
September 30, 2007
(Unaudited)

	Empire		Pro Forma	Pro Forma
	Water		Adjustments	Consolidated
ASSETS
CURRENT ASSETS:
Cash	$90,945	c	4,000,000	$1,843,745
		e	(447,200)
		f	(1,500,000)
		g	(300,000)

Deposit		g	300,000	300,000

Total Current Assets	90,945		2,052,800	2,143,745

PROPERTY AND EQUIPMENT		f	1,500,000	7,380,000
		d	5,880,000
TOTAL ASSETS	$90,945		$9,432,800	$9,523,745

LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITES :
Accounts payable-related party	$45,421			45,421
Accounts payable	1,725			1,725
Total Current Liabilities	47,146		-	47,146

SHAREHOLDERS' DEFICIT
Common stock:	60	a	484	186
		b	(450)
		c	32
		d	60

Additional Paid in Capital	110,126	a	(484)	9,542,800
		b	450
		c	3,999,968
		d	5,879,940
		e	(447,200)

Deficit accumulated during development stage	(66,387)			(66,387)

Total Shareholders' Deficit	43,799		9,432,800	9,476,599

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$90,945		$9,432,800	$9,523,745

The accompanying notes are an integral part of these pro forma consolidated financial statements.

PRO FORMA STATEMENTS OF OPERATIONS
12 months ended June 30, 2007
(Unaudited)

	Empire			Pro forma	Pro forma
	Water	IHWCC		adjustments	Consolidated

REVENUE		$438,890			$438,890

OPERATING EXPENSES:
Depreciation expense		76,680			76,680
General and administrative	28,666	85,256			113,922
					-
Total operating expenses	28,666	161,936		-	190,602

OPERATING INCOME (LOSS)	(28,666)	276,954		-	248,288

OTHER EXPENSES:
Interest expense	4400	63,470			67,870
Net Income participation			i	106,742	106,742
Total other expenses	4400	63,470		106,742	174,612

NET INCOME (LOSS) BEFORE MINORITY INTEREST	$(33,066)	$213,484		$(106,742)	$73,676

LESS MINORITY INTEREST		(114,965)	h	114,965	-

NET INCOME (LOSS)	$(33,066)	$98,519		$8,223	$73,676

The accompanying notes are an integral part of these pro forma consolidated financial statements.

Empire Water Corporation
(A Development Stage Company)
PRO FORMA STATEMENTS OF OPERATIONS
3 months ended September 30, 2007
(Unaudited)

	Empire			Pro forma	Pro forma
	Water	IHWCC		adjustments	Consolidated

REVENUE		$38,604			$38,604

OPERATING EXPENSES:
Depreciation expense		18,413			18,413
General and administrative	5,453	33,660			39,113
Total operating expenses	5,453	52,073			57,526

OPERATING INCOME (LOSS)	(5,453)	(13,469)			(18,922)

OTHER EXPENSES:
Interest expense	916	19,223			20,139
Net Income participation					-
Total other expenses	916	19,223		-	20,139

NET INCOME (LOSS) BEFORE MINORITY INTEREST	$(6,369)	$(32,692)		-	$(39,061)

LESS MINORITY INTEREST		5,088	h	(5,088)	-

NET INCOME (LOSS)	$(6,369)	$(27,604)		(5,088)	$(39,061)

The accompanying notes are an integral part of these pro forma consolidated financial statements.

Note 1- Basis of Presentation

The unaudited pro forma balance sheet as of September 30, 2007 is based on the unaudited financial statements as of September 30, 2007 for Empire Water Corporation (the “Company” or “we”).

The unaudited pro forma balance sheet gives effect to the sale of stock by the Company and the purchase of the assets of Indian Hills Water Conservation Corporation, a California corporation (“IHWCC”) by the Company. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the stock issuance and asset purchase had actually occurred on those dates.

The unaudited pro forma statement of operations is based on the Company’s unaudited financial statements for the three months ended September 30, 2007 and for the Company’s audited financial statements for the 12 months ended June 30, 2007 and the unaudited financial statements of IHWCC for the same periods.

Note 2- Stock Dividend

In December, 2007 there was an 8 for 1 stock dividend for our common stock.

Note 3- Sale of Stock and Purchase of Assets

In December, 2007, we entered into an agreement (the “BWRI Stock Purchase Agreement”) with Basin Water Resources, Inc (“BWRI”). in which we acquired the right to purchase certain assets relating to a business that extracts, pumps, appropriates, stores, supplies, distributes, transports and sells water to customers in and around the Counties of Riverside and San Bernardino in Southern California. These assets were purchased pursuant to an Assignment and Amendment Agreement among us, BWRI, IHWCC, West Riverside Canal Company, a California corporation (“West Riverside”), West Riverside 350 Inch Water Company, a California corporation (“350IWC,” and together with West Riverside, the “Water Companies”), Henry C. Cox II, an individual (“Cox”) and John L. West, an individual (“West,” and together with IHWCC and Cox, the “West Riverside Sellers”), wherein we purchased, as the assignee of BWRI, certain assets owned by the West Riverside Sellers. The business and assets being acquired (the “West Riverside Assets”) include certain water rights, as well as a canal that is approximately eighteen (18) miles long, and is located in Riverside and San Bernardino Counties. The purchase price for the assets was $1,500,000.

In consideration of the assignment of BWRI’s rights and obligations, we issued BWRI 6,000,000 shares of common stock (the “First Closing”). Prior to the First Closing, one of our officers and directors resigned and tendered back to us all shares of common stock owned by him (22,500,000 shares) for cancellation. In January, 2008, our president and sole director tendered back to us all shares of common stock owned by him (22,500,000 shares) for cancellation. Following the First Closing, if we are successful in raising additional capital in the minimum amount of at least $10,000,000, we will issue an additional 6,000,000 shares of our common stock to BWRI.

As additional consideration to the West Riverside Sellers, the West Riverside Sellers continue to share in the net income resulting from our operations (including any sale of our rights to the Canal to third parties), which are primarily intended to result from water production and distribution. The Seller Parties will initially receive fifty percent (50%) of all net income relating to the operation of business, with such percentage to decline (but not below 15%) as additional investments are made in the Canal and related assets; provided however, that the Seller Parties have the right to co-invest with us, and in the event that they elect to do so, their net income participation will not decrease to the extent that they have matched our capital infusions.

We also entered into an Agreement for the Purchase and Operation of Water Treatment Unit and Operation of Water Distribution System. The Agreement provides that we will purchase one standard 1,000 gallon per minute nitrate regenerable water treatment system unit from Basin Water, Inc. for an aggregate purchase price of $900,000, of which $300,000 has been paid as a deposit.

In December, 2007 and January, 2008, we sold privately 3,200,000 Units at a per Unit price of $1.25 per Unit, for aggregate gross proceeds of $4,000,000. The Units were offered by us on a “best efforts” basis. Each Unit consisted of one share of common stock and one Warrant. Each Warrant is exercisable for a period of two years from the date of issuance, at an exercise price of $1.25 per Warrant.

In connection with the unit sale we paid Canaccord Adams Inc., our selling agent, and others, costs of $447,200 for services rendered in connection with the foregoing. In addition, we issued warrants to acquire 448,000 restricted shares of our common stock to Canaccord Adams Inc. The exercise price of the warrants, which will be exercisable for two years, is $1.25 per share.

Note 4-Pro Forma Adjustments:

a. To adjust stock and additional paid in capital for 8 for 1 stock dividend.

b. To eliminate 45,000,000 shares of the Company's common stock which was relinquished.

c. To record the issuance of 3,200,000 shares of the Company's common stock for cash.

d. To record the issuance of 6,000,000 shares of the Company's common stock to BWRI for rights under agreement. An additional 6,000,000 shares will be issued to BWRI if certain conditions are met. See footnote 3 to the pro forma financials.

e. To record costs related to stock issuance.

f. To record the purchase of assets from IHWCC, which include the Canal assets, water rights, and wells and pipelines related to water facilities.

g. To record deposit made for purchase of water treatment equipment.

h. To eliminate minority interest in IHWCC income.

i. To record retained net income participation by IHWCC. See footnote 3 to the pro forma financial statements for details.